UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2004



                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina              0-21154                 56-1572719
(State or other jurisdiction    (Commission File        (I.R.S. Employer
       of incorporation)            Number)           Identification Number)



              4600 Silicon Drive
            Durham, North Carolina                        27703
   (Address of principal executive offices)             (Zip Code)


                                 (919) 313-5300
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     Cree, Inc. (the "Company") from time to time makes stock option awards to its directors and employees, including employees of its controlled subsidiaries, pursuant to the shareholder-approved Cree, Inc. Equity Compensation Plan, as amended and restated December 1, 2000 (the "Plan"). The Company filed a copy of the Equity Compensation Plan on February 2, 2001 with the Securities and Exchange Commission as Exhibit Number 10.1 to the Company's quarterly report on Form 10-Q for the quarterly period ended December 24, 2000. The Company is filing as exhibits to this Form 8-K the forms of master stock option award agreements entered into between the Company and participants under the Plan for grants of non-qualified stock options to non-employee directors and for grants of non-qualified stock options to employees.

     On October 1, 2004, the Company granted non-qualified stock options under the Plan to its directors and executive officers pursuant to the forms of agreement described above. Each option expires on October 1, 2011 if not sooner terminated in accordance with the applicable agreement. The exercise price of each option is $31.24 per share. The specific grants are as follows:

                          Grants to Executive Officers
                          ----------------------------
                                                             # Shares Underlying
Name                                                             Option Grant
----                                                         -------------------
F. Neal Hunter                                                    24,000 (1)
Charles M. Swoboda                                                50,000 (2)
John W. Palmour, Ph.D.                                            30,000 (3)
Cynthia B. Merrell                                                30,000 (4)

                        Grants to Non-Employee Directors
                        --------------------------------
                                                             # Shares Underlying
Name                                                             Option Grant
----                                                         -------------------
James E. Dykes                                                    16,000 (5)
Robert J. Potter, Ph.D.                                           16,000 (5)
Dolph W. von Arx                                                  16,000 (5)
Harvey A. Wagner                                                  16,000 (5)

------------------------------------
(1) Vests and becomes exercisable as to 24,000 shares on October 1, 2005, provided Mr. Hunter remains employed by the Company.
(2) Vests and becomes exercisable as to 25,000 shares on each of October 1, 2005 and October 1, 2006, provided Mr. Swoboda remains employed by the Company. Upon termination without cause or his resignation for good reason other than upon a change of control of the Company, 50% of Mr. Swoboda's outstanding options accelerate and become immediately exercisable. Upon termination without cause or resignation for good reason in connection with a change of control, all of Mr. Swoboda's outstanding options accelerate and become immediately exercisable.
(3) Vests and becomes exercisable as to 10,000 shares on each of October 1, 2005, October 1, 2006 and October 1, 2007, provided Dr. Palmour remains employed by the Company.
(4) Vests and becomes exercisable as to 10,000 shares on each of October 1, 2005, October 1, 2006 and October 1, 2007, provided Ms. Merrell remains employed by the Company.
(5) Vests and becomes exercisable as to 4,000 shares on the last day of each calendar quarter following election as a director at the 2004 Annual Meeting of Shareholders or, if earlier, upon the election of directors at the 2005 Annual Meeting of Shareholders, provided the director continues service as a member of the Board of Directors or becomes an employee of the Company.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits.


        Exhibit No.     Description
        -----------     ------------
        10.1            Form of Master Stock Option Award Agreement for Grants
                        of Nonqualified Stock Options to Non-Employee Directors

        10.2 Form of Master Stock Option Award Agreement for Grants of Nonqualified Stock Options to Employees
























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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CREE, INC.


                             By:   /s/ Charles M. Swoboda
                                   -------------------------------------------
                                   Charles M. Swoboda
                                   Chief Executive Officer and President

Date:  October 7, 2004
























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
                                  EXHIBIT INDEX


        Exhibit No.     Description
        -----------     ------------
        10.1            Form of Master Stock Option Award Agreement for Grants
                        of Nonqualified Stock Options to Non-Employee Directors

        10.2 Form of Master Stock Option Award Agreement for Grants of Nonqualified Stock Options to Employees
























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